SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): OCTOBER 12, 2004


                              FAB INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               1-5901                                   13-2581181
--------------------------------------------------------------------------------
     (Commission File Number)               (IRS Employer Identification No.)



        200 Madison Avenue
        New York, New York                                 10016
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:           (212) 592-2700
--------------------------------------------------------------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On October 12, 2004, Fab Industries, Inc. issued a press release announcing its results of operations for the quarter ended August 28, 2004. The press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Fab Industries, Inc. whether made before or after the date of this report, regardless of any general incorporation language in the filing.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits

                  Exhibit 99.1 Press release, dated October 12, 2004 (furnished pursuant to Item 2.02).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FAB INDUSTRIES, INC.


Dated:  October 12, 2004                 By: /s/ Samson Bitensky
                                             --------------------------------
                                             Samson Bitensky
                                             Chairman of the Board and
                                             Chief Executive Officer

                            INDEX TO EXHIBITS


99.1          Press Release, dated October 12, 2004